[TEXT]
                                               FIRST AMENDMENT TO LOAN AGREEMENT


          This First Amendment to Loan Agreement is made and entered into this 5th day of August, 1993, by and between THE DELTONA CORPORATION, a Delaware corporation ("Deltona"), DLIC, INC., DELAINCO, INC., DELTONA LAND AND INVESTMENT CORP., DELDADE, INC., THREE SEASONS CORPORATION, DELTONA CONSTRUCTION COMPANY, INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., all Florida corporations (hereinafter, together with Deltona, being collectively referred to as the "Borrowers"), and SELEX INTERNATIONAL B.V., a Netherlands corporation (the "Lender").

                                                      W I T N E S S E T H:

          WHEREAS, the Lender and the Borrowers have previously entered into a certain Loan Agreement dated July 14, 1993 (the "Original
Agreement"); and

          WHEREAS, the Borrowers need additional working capital for general corporate purposes; and

          WHEREAS, the Lender has agreed to lend an additional
$170,000.00 to the Borrowers (the "Loan"); and

          WHEREAS, the Borrowers own certain real property, as more fully described in Schedule I of the Original Agreement (the "Real Property"); and

          WHEREAS, the Borrowers have previously entered into a Mortgage and Security Agreement dated July 14, 1993, pursuant to which the Borrowers have granted a mortgage on the Real Property to the Lender in order to secure the obligations of the Borrowers to the Lender (the "Mortgage"); and

          WHEREAS, the Borrowers own certain personal property as more fully described on Schedule II of the Original Agreement (the
"Personal Property"); and

          WHEREAS, the Borrowers have previously entered into a certain Security Agreement dated July 14, 1993 (the "Security Agreement"), pursuant to which the Borrowers have granted a security interest in the Personal Property to the Lender to secure the obligations of the Borrowers to the Lender;

          NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1. Loan. Upon the fulfillment of the conditions set forth in Section 2, the Lender shall loan the amount of $170,000.00 to the Borrowers.

          2. Conditions to Loan. The obligation of the Lender to make the Loan under this Agreement is subject to the fulfillment of the following conditions, any of which may be waived by the Lender:

                    (a) Delivery of Additional Loan Documents. The Borrowers shall have duly executed and delivered to the Lender, the following documents (the "Additional Loan Documents"):

                    (i) A promissory note in the original principal amount of $170,000.00 in the form of Exhibit "A" to this Amendment (the "Note");

                    (ii) A Notice of Future Advance and Mortgage Modification in the form of Exhibit "B" to this Amendment (the "First Notice"); and

                    (iii) A mortgagee's title insurance policy in favor of the Lender in form and substance reasonably acceptable to the Lender.

          For purposes of this Amendment, the "Loan Documents" shall refer to the Original Agreement (and the corresponding promissory note), this Amendment, the Mortgage, the First Notice, the Security Agreement and each of the other Additional Loan Documents.

                    (b) Compliance with Representations, Warranties and Covenants. The representations, warranties and covenants made by the Borrowers under this Amendment shall be true and correct on and as of the date of the Loan.

                    (c) No Default. There shall be no default, or no event which with notice or lapse of time, or both, would become an event of default, under the Original Agreement as amended by this Amendment, the Note, the Mortgage, the Security Agreement, or any other Loan Document.

                    (d) Delivery of Other Documents. The Borrowers shall have delivered, or caused to be delivered to the Lender, such other documents as may be reasonably requested by the Lender.

                    (e) Payment of Expenses and Fees. The Borrower shall pay the Lender: (i) all reasonable out-of-pocket expenses incurred by the Lender in connection with the Loan, including, but not limited to, attorneys' fees, intangible taxes, documentary stamps and recording costs; and (ii) the cost of a title insurance policy issued in favor of the Lender.

          3. Use of Proceeds. The proceeds of the Loan shall be utilized for working capital purposes of the Borrowers.

          4. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Lender as follows:

                    (a) The Borrowers have the power to engage in all of the transactions contemplated by this Amendment and the Additional Loan
Documents and have full power, authority and legal right to execute and deliver, and to comply with their obligations under this Amendment and the Additional Loan Documents, which documents constitute the legally binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. This Amendment and the Additional Loan Documents have been duly authorized by all required corporate action of the Borrowers.

                    (b) To the best of their knowledge and belief, there is no suit, action or proceeding pending or threatened against or affecting the Borrowers, before or by any court, administrative agency or other governmental authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of the Borrowers to comply with the terms hereof.

                    (c) Deltona is a corporation, duly organized and in good standing under the laws of the State of Delaware and is fully qualified and authorized to do business in Florida. Each of the other Borrowers is a corporation, duly organized and in good standing under the laws of the State of Florida.

                    (d) Neither the execution or delivery of this Amendment or the Additional Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which the Borrowers are a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of the Borrowers, other than those created under this Amendment and the Additional Loan Documents in favor of the Lender.

                    (e) No consent, approval or other authorization of or by any governmental authority is required in connection with the execution or delivery by the Borrowers of this Amendment or the Additional Loan Documents, or compliance with the provisions hereof or thereof.

                    (f) There are no defaults existing on the part of the Borrowers under any of the Loan Documents.

          5.        Covenants of Borrowers.

                    (a) The Borrowers shall do, or cause to be done, all the things necessary to preserve, maintain and keep in full force and effect their existence and their rights, licenses and permits and shall comply with all laws applicable to each of them.

                    (b) The Borrowers shall at all times keep and maintain true and correct books and records, and shall keep their books and records in accordance with generally accepted accounting principles.

                    (c) The Borrowers shall promptly pay and discharge: (i) all taxes, assessments and governmental charges upon or against the Borrowers or their assets prior to the date on which penalties are attached thereto, unless such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, and (ii) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Borrowers, unless they are being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

                    (d) The Borrowers shall jointly and severally indemnify and save harmless the Lender from and against all loss or damage of any kind whatsoever and from any suits, claims or damages, including, without limitation, Lender's reasonable legal fees and expenses, at trial and appellate levels, on account of any matter or thing arising out of this Amendment and the Additional Loan
Documents or in connection therewith, or on account of any act or omission to act by the Borrowers in connection with this Amendment and the Additional Loan Documents. The Borrowers further agree to pay any and all taxes (other than taxes on and measured by net income of Lender) incurred and payable in connection with the execution and delivery of this Amendment and the Additional Loan
Documents.  Such obligation shall survive repayment of the Loan.

                    (e) The Borrowers shall promptly notify the Lender upon the commencement of any action, suit, claim or counterclaim, or proceeding against or investigation of the Borrowers, the Real
Property or the Personal Property (except when such alleged liability is fully covered by insurance).

                    (f) The Borrowers shall promptly notify the Lender in writing of (a) any material assessments by any taxing authorities for unpaid taxes as soon as the Borrowers have knowledge thereof, and (b) any alleged default by the Borrowers in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or instrument to which any of the Borrowers is a party, or which is binding upon any of the Borrowers and upon a default by any of the Borrowers the payment of any of their indebtedness.

                    (g) The Borrowers shall allow the Lender, or Lender's designated agent, to enter upon the Borrowers' premises and inspect the Borrowers' property at all reasonable times, which inspection shall be at the Borrowers' sole cost and expense.

                    (h) The Borrowers shall notify the Lender immediately of any change in the name of any of the Borrowers, the place of business of the Borrowers, the office where the books and records of the Borrowers are kept, or any change in the registered agent of the Borrowers for the purposes of service of process.

          6. Waiver of Claims. The Borrowers hereby waive any and all defenses, offsets and counterclaims with respect to their obligations under any of the Loan Documents, including, but not limited to, the Original Agreement, the Mortgage and the Security
Agreement.

          7. Modification of Security Agreement. The Lender and the Borrowers hereby modify the Security Agreement to provide that all of the obligatons of the Borrowers under this Amendment and each of the Additional Loan Documents are secured by the Security
Agreement. All other provisions of the Security Agreement are hereby ratified and confirmed.

          8.        Miscellaneous.

                    (a) If the Lender shall waive any provisions of this Amendment or the other Loan Documents, or shall fail to enforce any of the conditions or provisions of this Amendment or the other Loan
Documents, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Amendment or the other Loan Documents, shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

                    (b) All notices given hereunder shall be in writing and shall be addressed as follows:

                  Lender:                          Selex International B.V.
                                                   Gerrit v.d. Veenstraat 70
                                                   1077 EH Amsterdam
                                                   The Netherlands





                  With Copies to:                  Rosemarie N. Sanderson-Schade
                                                   Shutts & Bowen B.V.
                                                   Europa Boulevard 59
                                                   1083 AD Amsterdam
                                                   The Netherlands

                  Borrowers:                       c/o The Deltona Corporation
                                                   3250 S.W. Third Avenue
                                                   Miami, Florida  33129

                    (c) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Witnesses:                                        BORROWERS:

                                              THE DELTONA CORPORATION



                                              By:  _______________________

                                              Its: _______________________

                                              Name:________________________


                                              DLIC, INC.



                                              By:  _______________________

                                              Its: _______________________

                                              Name:_______________________

                                              DELAINCO, INC.



                                              By:  _______________________

                                              Its: _______________________

                                              Name:_______________________

                                              DELTONA LAND AND INVESTMENT CORP.


                                              By:  _______________________

                                              Its: _______________________

                                              Name:_______________________


                                              DELDADE, INC.


                                              By:  _______________________

                                              Its: _______________________

                                              Name:_______________________


                                              THREE SEASONS CORPORATION


                                              By:  _______________________

                                              Its: _______________________

                                              Name:_______________________


                                              DELTONA CONSTRUCTION COMPANY, INC.


                                              By:  _______________________

                                              Its: _______________________

                                              Name:_______________________


                                              INTERCOASTAL PROPERTIES OF
                                                ST. AUGUSTINE SHORES, INC.


                                              By:  _______________________

                                              Its: _______________________

                                              Name:_______________________


                                              LENDER:

                                              SELEX INTERNATIONAL, B.V.

                                              By:  ______________________

                                              Its: ______________________

                                              Name:______________________

                                            SECOND AMENDMENT TO LOAN AGREEMENT


          This Second Amendment to Loan Agreement is made and entered into this 19th day of August, 1993, by and between THE DELTONA
CORPORATION, a Delaware corporation ("Deltona"), DLIC, INC.,
DELAINCO, INC., DELTONA LAND AND INVESTMENT CORP., DELDADE,
INC., THREE SEASONS CORPORATION, DELTONA CONSTRUCTION COMPANY,
INC., INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., all
Florida corporations (hereinafter, together with Deltona, being collectively referred to as the "Borrowers"), and SELEX
INTERNATIONAL B.V., a Netherlands corporation (the "Lender").

                                                   W I T N E S S E T H:

          WHEREAS, the Lender and the Borrowers have previously entered into a certain Loan Agreement dated July 14, 1993 (the "Original Agreement"), as amended by a First Amendment to Loan Agreement dated August 5, 1993 (the "First Amendment"); and

          WHEREAS, the Borrowers need additional working capital for general corporate purposes; and

          WHEREAS, the Lender has agreed to lend an additional
$1,000,000.00 to the Borrowers (the "Loan"); and

          WHEREAS, the Borrowers own certain real property, as more fully described in Schedule I of the Original Agreement (the
"Real Property"); and

          WHEREAS, the Borrowers have previously entered into a Mortgage and Security Agreement dated July 14, 1993, pursuant to which the Borrowers have granted a mortgage on the Real Property to the Lender in order to secure the obligations of the Borrowers to the Lender (the "Mortgage"), as modified by a certain Notice of Future Advance and Mortgage Modification dated August 5, 1993 (the "First Notice"); and

          WHEREAS, the Borrowers own certain personal property as more fully described on Schedule II of the Original Agreement
(the "Personal Property"); and

          WHEREAS, the Borrowers have previously entered into a certain Security Agreement dated July 14, 1993 (the "Security Agreement"), pursuant to which the Borrowers have granted a security interest in the Personal Property to the Lender to secure the obligations of the Borrowers to the Lender;

          NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1. Loan. Upon the fulfillment of the conditions set forth in Section 2, the Lender shall loan the amount of $1,000,000.00 to the Borrowers.

          2. Conditions to Loan. The obligation of the Lender to make the Loan under this Agreement is subject to the fulfillment of the following conditions, any of which may be waived by the
Lender:

                    (a) Delivery of Additional Loan Documents. The Borrowers shall have duly executed and delivered to the Lender, the following documents (the "Additional Loan Documents"):

                    (i) A promissory note in the original principal amount of $1,000,000.00 in the form of Exhibit "A" to this Amendment (the "Note");

                    (ii) A Second Notice of Future Advance in the form of Exhibit "B" to this Amendment (the "Second Notice"); and

                    (iii) A mortgagee's title insurance policy in favor of the Lender in form and substance reasonably acceptable to the Lender.

          For purposes of this Amendment, the "Loan Documents" shall refer to the Original Agreement (and the corresponding promissory note), the First Amendment (and the corresponding promissory note), this Amendment, the Mortgage, the First
Notice, the Second Notice, the Security Agreement and each of the Additional Loan Documents.

                    (b) Compliance with Representations, Warranties and Covenants. The representations, warranties and covenants made by the Borrowers under this Amendment shall be true and correct on and as of the date of the Loan.

                    (c) No Default. There shall be no default, or no event which with notice or lapse of time, or both, would become an event of default, under the Original Agreement as amended by the First Amendment, this Amendment, the Note, the Mortgage, the Security Agreement, or any other Loan Document.

                    (d) Delivery of Other Documents. The Borrowers shall have delivered, or caused to be delivered to the Lender, such other documents as may be reasonably requested by the Lender.

                    (e) Payment of Expenses and Fees. The Borrower shall pay the Lender: (i) all reasonable out-of-pocket expenses incurred by the Lender in connection with the Loan, including, but not limited to, attorneys' fees, intangible taxes, documentary stamps and recording costs; and (ii) the cost of a title insurance policy issued in favor of the Lender.

          3. Use of Proceeds. The proceeds of the Loan shall be utilized for working capital purposes of the Borrowers.

          4. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Lender as follows:

                    (a) The Borrowers have the power to engage in all of the transactions contemplated by this Amendment and the Additional Loan Documents and have full power, authority and legal right to execute and deliver, and to comply with their obligations under this Amendment and the Additional Loan
Documents, which documents constitute the legally binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. This Amendment and the Additional Loan Documents have been duly authorized by all required corporate action of the Borrowers.

                    (b) To the best of their knowledge and belief, there is no suit, action or proceeding pending or threatened against or affecting the Borrowers, before or by any court, administrative agency or other governmental authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of the Borrowers to comply with the terms hereof.

                    (c) Deltona is a corporation, duly organized and in good standing under the laws of the State of Delaware and is fully qualified and authorized to do business in Florida. Each of the other Borrowers is a corporation, duly organized and in good standing under the laws of the State of Florida.

                    (d) Neither the execution or delivery of this Amendment or the Additional Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which the Borrowers are a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of the Borrowers, other than those created under this Amendment and the Additional Loan Documents in favor of the Lender.

                    (e) No consent, approval or other authorization of or by any governmental authority is required in connection with the execution or delivery by the Borrowers of this Amendment or the Additional Loan Documents, or compliance with the provisions hereof or thereof.

                    (f) There are no defaults existing on the part of the Borrowers under any of the Loan Documents.


          5.        Covenants of Borrowers.

                    (a) The Borrowers shall do, or cause to be done, all the things necessary to preserve, maintain and keep in full force and effect their existence and their rights, licenses and permits and shall comply with all laws applicable to each of them.

                    (b) The Borrowers shall at all times keep and maintain true and correct books and records, and shall keep their books and records in accordance with generally accepted accounting principles.

                    (c)       The Borrowers shall promptly pay and discharge:
(i) all taxes, assessments and governmental charges upon or against the Borrowers or their assets prior to the date on which penalties are attached thereto, unless such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, and
(ii) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Borrowers, unless they are being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

                    (d) The Borrowers shall jointly and severally indemnify and save harmless the Lender from and against all loss or damage of any kind whatsoever and from any suits, claims or damages, including, without limitation, Lender's reasonable legal fees and expenses, at trial and appellate levels, on account of any matter or thing arising out of this Amendment and the Additional Loan Documents or in connection therewith, or on account of any act or omission to act by the Borrowers in connection with this Amendment and the Additional Loan
Documents.  The Borrowers further agree to pay any and all taxes
(other than taxes on and measured by net income of Lender) incurred and payable in connection with the execution and delivery of this Amendment and the Additional Loan Documents.
Such obligation shall survive repayment of the Loan.

                    (e) The Borrowers shall promptly notify the Lender upon the commencement of any action, suit, claim or counterclaim, or proceeding against or investigation of the Borrowers, the Real Property or the Personal Property (except when such alleged liability is fully covered by insurance).

                    (f) The Borrowers shall promptly notify the Lender in writing of (a) any material assessments by any taxing authorities for unpaid taxes as soon as the Borrowers have knowledge thereof, and (b) any alleged default by the Borrowers in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or instrument to which any of the Borrowers is a party, or which is binding upon any of the Borrowers and upon a default by any of the Borrowers the payment of any of their indebtedness.

                    (g) The Borrowers shall allow the Lender, or Lender's designated agent, to enter upon the Borrowers' premises and inspect the Borrowers' property at all reasonable times, which inspection shall be at the Borrowers' sole cost and expense.

                    (h) The Borrowers shall notify the Lender immediately of any change in the name of any of the Borrowers, the place of business of the Borrowers, the office where the books and records of the Borrowers are kept, or any change in the registered agent of the Borrowers for the purposes of service of process.

          6. Waiver of Claims. The Borrowers hereby waive any and all defenses, offsets and counterclaims with respect to their obligations under any of the Loan Documents, including, but not limited to, the Original Agreement, the First Amendment, the Mortgage and the Security Agreement.

          7. Modification of Security Agreement. The Lender and the Borrowers hereby modify the Security Agreement to provide that all of the obligatons of the Borrowers under this Amendment and each of the Additional Loan Documents are secured by the Security Agreement. All other provisions of the Security
Agreement are hereby ratified and confirmed.

          8.        Miscellaneous.

                    (a) If the Lender shall waive any provisions of this Amendment or the other Loan Documents, or shall fail to enforce any of the conditions or provisions of this Amendment or the other Loan Documents, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Amendment or the other Loan Documents, shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

                    (b) All notices given hereunder shall be in writing and shall be addressed as follows:

                 Lender:                          Selex International B.V.
                                                  Gerrit v.d. Veenstraat 70
                                                  1077 EH Amsterdam
                                                  The Netherlands

                 With Copies to:                  Rosemarie N. Sanderson-Schade
                                                  Shutts & Bowen B.V.
                                                  Europa Boulevard 59
                                                  1083 AD Amsterdam
                                                  The Netherlands

                 Borrowers:                       c/o The Deltona Corporation
                                                  3250 S.W. Third Avenue
                                                  Miami, Florida  33129

                    (c) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Witnesses:                                             BORROWERS:

                                           THE DELTONA CORPORATION



                                           By:  ________________________

                                           Its: ________________________

                                           Name:_________________________

                                           DLIC, INC.


                                           By:  _________________________

                                           Its: __________________________

                                           Name:__________________________

																																											DELAINCO, INC.

                                           By:  _________________________

                                           Its: _________________________

                                           Name:_________________________


                                           DELTONA LAND AND INVESTMENT CORP.


                                           By:  __________________________

                                           Its: __________________________

                                           Name:__________________________


                                           DELDADE, INC.


                                           By:  __________________________

                                           Its: __________________________

                                           Name:_____________________________

                                           THREE SEASONS CORPORATION


                                           By:  __________________________

                                           Its: __________________________

                                           Name:_____________________________


                                           DELTONA CONSTRUCTION COMPANY, INC.


                                           By:  __________________________

                                           Its: __________________________

                                           Name:_____________________________


                                           INTERCOASTAL PROPERTIES OF
                                             ST. AUGUSTINE SHORES, INC.


                                           By: __________________________

                                           Its:__________________________

                                           Name:_____________________________

                                           LENDER:


                                           SELEX INTERNATIONAL, B.V.

                                           By:  _________________________

                                           Its: _________________________

                                           Name:_________________________

                                             THIRD AMENDMENT TO LOAN AGREEMENT


     This Third Amendment to Loan Agreement is made and entered into this 29th day of September, 1993, by and between THE DELTONA CORPORATION, a Delaware corporation ("Deltona"), DLIC, INC., DELAINCO, INC., DELTONA LAND AND
INVESTMENT CORP., DELDADE, INC., THREE SEASONS CORPORATION, DELTONA CONSTRUCTION COMPANY, INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., all Florida corporations (hereinafter, together with Deltona, being collectively referred to as the "Borrowers"), and SELEX INTERNATIONAL B.V.,

                                                   W I T N E S S E T H:

     WHEREAS, the Lender and the Borrowers have previously entered into a certain Loan Agreement dated July 14, 1993 (the "Original Agreement"), as amended by a First Amendment to Loan Agreement dated August 5, 1993 (the "First Amendment") and a Second Amendment to Loan Agreement dated August 19, 1993
(the "Second Amendment"); and

     WHEREAS, the Borrowers need additional working capital for general corporate purposes; and

     WHEREAS, the Lender has agreed to lend an additional $1,510,000.00 to the Borrowers (the "Loan"); and

     WHEREAS, the Borrowers own certain real property, as more fully described in Schedule I of the Original Agreement (the "Real Property"); and

     WHEREAS, the Borrowers have previously entered into a Mortgage and Security Agreement dated July 14, 1993, pursuant to which the Borrowers have granted a mortgage on the Real Property to the Lender in order to secure the obligations of the Borrowers to the Lender (the "Mortgage"), as modified by a certain
Notice of Future Advance and Mortgage Modification dated August 5, 1993
(the "First Notice") and a certain Second Notice of Future Advance dated August 19, 1993 (the "Second Notice"); and

      WHEREAS, the Borrowers own certain personal property as more fully described on Schedule II of the Original Agreement (the "Personal Property"); and

      WHEREAS, the Borrowers have previously entered into a certain Security Agreement dated July 14, 1993 (the "Security Agreement"), pursuant to which the Borrowers have granted a security interest in the Personal Property to the Lender to secure the obligationns of the Borrowers to the Lender;

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree

      1. Loan. Upon the fulfillment of the conditions set forth in Section 2, the Lender shall loan the amount of $1,510,000.00 to the Borrowers.

      2. Conditions to Loan. The obligation of the Lender to make the Loan under this Agreement is subject to the fulfillment of the following conditions, any of which may be waived by the Lender:

           (a) Delivery of Additional Loan Documents. The Borrowers shall have duly executed and delivered to the Lender, the following documents (the "Additional Loan Documents"):

                     (i) A promissory note in the original principal amount of $1,510,000.00 in the form of Exhibit "A" to this Amendment (the "Note");

                     (ii) A Third Notice of Future Advance in the form of Exhibit "B" to this Amendment (the "Third Notice"); and

                     (iii) A mortgagee's title insurance policy in favor of the Lender in form and substance reasonably acceptable to the Lender.

          For purposes of this Amendment, the "Loan Documents" shall refer to the Original Agreement (and the corresponding note), the First Amendment (and the corresponding note), the Second Amendment (and the corresponding note), this
Amendment, the Mortgage, the First Notice, the Second Notice, the Third Notice, the Security Agreement and each of the other
Additional Loan Documents.

         (b) Compliance with Representations, Warranties and Covenants. The representations, warranties and covenants made by the Borrowers under this Amendment shall be true and correct on and as of the date of the Loan.

         (c) No Default. There shall be no default, or no event which with notice or lapse of time, or both, would become an event of default, under the Original Agreement, the First Amendment, the Second Amendment, this
Amendment, the Note, the Mortgage, the Security Agreement, or any other Loan Document.

         (d) Delivery of Other Documents. The Borrowers shall have delivered, or caused to be delivered to the Lender, such other documents as may be reasonably requested by the Lender.

         (e)       Payment of Expenses and Fees.  The Borrower shall pay the
Lender: (i) all reasonable out-of-pocket expenses incurred by the Lender in connection with the Loan, including, but not limited to, intangible taxes, documentary stamps and recording costs; and (ii) the cost of a title insurance policy issued in favor of the Lender.

          3. Use of Proceeds. The proceeds of the Loan shall be utilized for working capital purposes of the Borrowers.

          4. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Lender as follows:

         (a) The Borrowers have the power to engage in all of the transactions contemplated by this
Amendment and the Additional Loan Documents and have full power, authority and legal right to execute and deliver, and to comply with their obligations under this Amendment and the Additional Loan Documents, which documents constitute the legally binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. This
Amendment and the Additional Loan Documents have been duly authorized by all required corporate action of the Borrowers.

         (b) To the best of their knowledge and belief, there is no suit, action or proceeding pending or threatened against or affecting the Borrowers, before or by any court, administrative agency or other governmental authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of the Borrowers to comply with the terms hereof.

         (c) Deltona is a corporation, duly organized and in good standing under the laws of the State of Delaware and is fully qualified and authorized to do business in Florida.
Each of the other Borrowers is a corporation, duly organized and in good standing under the laws of the State of Florida.

         (d) Neither the execution or delivery of this Amendment or the Additional Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which the Borrowers are a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of the Borrowers, other than those created under this Amendment and the Additional Loan Documents in favor of the Lender.

         (e) No consent, approval or other authorization of or by any governmental authority is required in connection with the execution or delivery by the Borrowers of this Amendment or the Additional Loan Documents, or compliance with the provisions hereof or thereof.

         (f) There are no defaults existing on the part of the Borrowers under any of the Loan Documents.

          5.        Covenants of Borrowers.

          (a) The Borrowers shall do, or cause to be done, all the things necessary to preserve, maintain and keep in full force and effect their existence and their rights, licenses and permits and shall comply with all laws applicable to each of them.

          (b) The Borrowers shall at all times keep and maintain true and correct books and records, and shall keep their books and records in accordance with generally accepted accounting principles.

          (c) The Borrowers shall promptly pay and discharge: (i) all taxes, assessments and governmental charges upon or against the Borrowers or their assets prior to the date on which penalties are attached thereto, unless such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, and (ii) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Borrowers, unless they are being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

          (d) The Borrowers shall jointly and severally indemnify and save harmless the Lender from and against all loss or damage of any kind whatsoever and from any suits, claims or damages, including, without limitation,
Lender's reasonable legal fees and expenses, at trial and appellate levels, on account of any matter or thing arising out of this Amendment and the Additional Loan Documents or in connection therewith, or on account of any act or omission to act by the Borrowers in connection with this Amendment and the Additional Loan Documents. The Borrowers further agree to pay any and all taxes (other than taxes on and measured by net income of Lender) incurred and payable in connection with the execution and delivery of this Amendment and the Additional Loan Documents.
Such obligation shall survive repayment of the Loan.

         (e) The Borrowers shall promptly notify the Lender upon the commencement of any action, suit, claim or counterclaim, or proceeding against or investigation of the Borrowers, the Real Property or the Personal Property
(except when such alleged liability is fully covered by insurance).

         (f)       The Borrowers shall promptly notify the Lender in writing of
(a) any material assessments by
any taxing authorities for unpaid taxes as soon as the Borrowers have knowledge thereof, and (b) any alleged default by the Borrowers in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or instrument to which any of the Borrowers is a party, or which is binding upon any of the Borrowers and upon a default by any of the Borrowers the payment of any of their indebtedness.

         (g) The Borrowers shall allow the Lender, or Lender's designated agent, to enter upon the Borrowers' premises and inspect the Borrowers' property at all reasonable times, which inspection shall be at the Borrowers' sole cost and expense.

         (h) The Borrowers shall notify the Lender immediately of any change in the name of any of the Borrowers, the place of business of the Borrowers, the office where the books and records of the Borrowers are kept, or any change in the registered agent of the Borrowers for the purposes of service of process.

          6. Waiver of Claims. The Borrowers hereby waive any and all defenses, offsets and counterclaims with respect to their obligations under any of the Loan Documents, including, but not limited to, the Original Agreement, the First
Amendment, the Second Amendment, the Mortgage and the Security Agreement.

          7. Modification of Security Agreement. The Lender and the Borrowers hereby modify the Security Agreement to provide that all of the obligations of the Borrowers under this Amendment and each of the Additional Loan Documents are secured by the Security Agreement. All other provisions of the Security Agreement are hereby ratified and confirmed.

          8.        Miscellaneous.

          (a) If the Lender shall waive any provisions of this Amendment or the other Loan Documents, or shall fail to enforce any of the conditions or provisions of this Amendment or the other Loan Documents, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Amendment or the other
Loan Documents, shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

         (b) All notices given hereunder shall be in writing and shall be addressed as follows:

                 Lender:                          Selex International B.V.
                                                  Gerrit v.d. Veenstraat 70
                                                  1077 EH Amsterdam
                                                  The Netherlands

                 With Copies to:                  Rosemarie N. Sanderson-Schade
                                                  Shutts & Bowen B.V.
                                                  Europa Boulevard 59
                                                  1083 AD Amsterdam
                                                  The Netherlands

                 Borrowers:                       c/o The Deltona Corporation
                                                  3250 S.W. Third Avenue
                                                  Miami, Florida  33129

          (c) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Witnesses:                                      BORROWERS:

                                                THE DELTONA CORPORATION

                                                By:

                                                Its:

                                                Name:__________________________

                                                DLIC, INC.

                                                By:

                                                Its:

                                                Name:___________________________

                                                DELAINCO, INC.


                                                By:

                                               Its:


                                               Name:___________________________

                                               DELTONA LAND AND INVESTMENT CORP.


                                               By:

                                               Its:

                                               Name:___________________________

                                               DELDADE, INC.

                                               By:

                                               Its:

                                               Name:___________________________


                                               THREE SEASONS CORPORATION


                                               By:

                                               Its:

                                               Name:___________________________


                                              DELTONA CONSTRUCTION COMPANY, INC.

                                               By:

                                               Its:

                                               Name:___________________________

                                               INTERCOASTAL PROPERTIES OF
                                                  ST. AUGUSTINE SHORES, INC.

                                               By:

                                               Its:

                                               Name:___________________________


                                               LENDER:


                                               SELEX INTERNATIONAL, B.V.

                                               By:

                                               Its:

                                               Name:

                                            FOURTH AMENDMENT TO LOAN AGREEMENT


    This Fourth Amendment to Loan Agreement is made and entered into this 11th day of November, 1993, by and between THE DELTONA CORPORATION, a Delaware corporation ("Deltona"), DLIC, INC., DELAINCO, INC., DELTONA LAND
AND INVESTMENT CORP., DELDADE, INC., THREE SEASONS CORPORATION, DELTONA CONSTRUCTION COMPANY, INC.,
INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., all Florida corporations (hereinafter, together with Deltona, being collectively referred to as the "Borrowers"), and SELEX INTERNATIONAL B.V., a Netherlands corporation (the "Lender").

                                                   W I T N E S S E T H:

    WHEREAS, the Lender and the Borrowers have previously entered into a certain Loan Agreement dated July 14, 1993
(the "Original Agreement"), as amended by a First Amendment to Loan Agreement dated August 5, 1993 (the "First
Amendment"), a Second Amendment to Loan Agreement dated August 19, 1993 (the "Second Amendment") and a Third
Amendment to Loan Agreement dated September 29, 1993 (the "Third Amendment");
and

    WHEREAS, the Borrowers need additional working capital for general corporate purposes; and

    WHEREAS, the Lender has agreed to lend an additional $790,000.00 to the Borrowers (the "Loan"); and

    WHEREAS, the Borrowers own certain real property, as more fully described in
Schedule I of the Original Agreement
(the "Real Property"); and

    WHEREAS, the Borrowers have previously entered into a Mortgage and Security Agreement dated July 14, 1993, pursuant to which the Borrowers have granted a mortgage on the Real Property to the Lender in order to secure the obligations of the Borrowers to the Lender (the "Mortgage"), as modified by a certain Notice of Future Advance and Mortgage Modification dated August 5, 1993 (the "First Notice"), a certain Second Notice of Future Advance dated August 19, 1993 (the "Second
Notice") and a certain Third Notice of Future Advance dated September 29, 1993 (the "Third Notice"); and

    WHEREAS, the Borrowers own certain personal property as more fully described on Schedule II of the Original
Agreement (the "Personal Property"); and

    WHEREAS, the Borrowers have previously entered into a certain Security Agreement dated July 14, 1993 (the
"Security Agreement"), pursuant to which the Borrowers have granted a security interest in the Personal Property to the Lender to secure the obligations of the Borrowers to the Lender;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.        Loan.  Upon the fulfillment of the conditions set forth in
Section 2, the Lender shall loan the amount of $790,000.00 to the Borrowers.

     2. Conditions to Loan. The obligation of the Lender to make the Loan under this Agreement is subject to the fulfillment of the following conditions, any of which may be waived by the
Lender:

                (a) Delivery of Additional Loan Documents. The Borrowers shall have duly executed and delivered to the Lender, the following documents (the "Additional Loan Documents"):

                              (i)       A promissory note in the original
principal amount of $790,000.00 in the form of Exhibit "A" to this Amendment (the "Note");

                              (ii)      A Fourth Notice of Future Advance in the
form of Exhibit "B" to this Amendment (the
"Fourth Notice"); and

                              (iii)     A mortgagee's title insurance policy in
favor of the Lender in form and substance reasonably acceptable to the Lender.

          For purposes of this Amendment, the "Loan Documents" shall refer to the Original Agreement (and the corresponding note), the First Amendment (and the corresponding note), the Second Amendment (and the corresponding note), the Third
Notice (and the corresponding note), this Amendment, the Mortgage, the First Notice, the Second Notice, the Third Notice, the Security Agreement and each of the other Additional Loan Documents.

         (b) Compliance with Representations, Warranties and Covenants. The representations, warranties and covenants made by the Borrowers under this Amendment shall be true and correct on and as of the date of the Loan.

         (c) No Default. There shall be no default, or no event which with notice or lapse of time, or both, would become an event of default, under the Original Agreement, the First Amendment, the Second Amendment, the Third
Amendment, this Amendment, the Note, the Mortgage, the Security Agreement, or any other Loan Document.

         (d) Delivery of Other Documents. The Borrowers shall have delivered, or caused to be delivered to the Lender, such other documents as may be reasonably requested by the Lender.

         (e)       Payment of Expenses and Fees.  The Borrower shall pay the
Lender: (i) all reasonable
out-of-pocket expenses incurred by the Lender in connection with the Loan, including, but not limited to, attorneys' fees, intangible taxes, documentary stamps and recording costs; and (ii) the cost of a title insurance policy issued in favor of the Lender.

          3. Use of Proceeds. The proceeds of the Loan shall be utilized for working capital purposes of the Borrowers.

          4. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Lender as follows:

                    (a) The Borrowers have the power to engage in all of the transactions contemplated by this
Amendment and the Additional Loan Documents and have full power, authority and legal right to execute and deliver, and to comply with their obligations under this Amendment and the Additional Loan Documents, which documents constitute the legally binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. This
Amendment and the Additional Loan Documents have been duly authorized by all required corporate action of the Borrowers.

                    (b) To the best of their knowledge and belief, there is no suit, action or proceeding pending or threatened against or affecting the Borrowers, before or by any court, administrative agency or other governmental authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of the Borrowers to comply with the terms hereof.

                    (c) Deltona is a corporation, duly organized and in good standing under the laws of the State of Delaware and is fully qualified and authorized to do business in Florida. Each of the other Borrowers is a corporation, duly organized and in good standing under the laws of the State of Florida.

                    (d) Neither the execution or delivery of this Amendment or the Additional Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which the Borrowers are a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of the Borrowers, other than those created under this Amendment and the Additional Loan
 Documents in favor of the Lender.

                    (e) No consent, approval or other authorization of or by any governmental authority is required in connection with the execution or delivery by the Borrowers of this Amendment or the Additional Loan Documents, or compliance with the provisions hereof or thereof.

                    (f) There are no defaults existing on the part of the Borrowers under any of the Loan Documents.

          5.        Covenants of Borrowers.

                    (a) The Borrowers shall do, or cause to be done, all the things necessary to preserve, maintain and keep in full force and effect their existence and their rights, licenses and permits and shall comply with all laws applicable to each of them.

                    (b) The Borrowers shall at all times keep and maintain true and correct books and records, and shall keep their books and records in accordance with generally accepted accounting principles.

                    (c)       The Borrowers shall promptly pay and discharge:
(i) all taxes, assessments and governmental charges upon or against the Borrowers or their assets prior to the date on which penalties are attached thereto, unless such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, and (ii) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Borrowers, unless they are being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

                    (d) The Borrowers shall jointly and severally indemnify and save harmless the Lender from and against all loss or damage of any kind whatsoever and from any suits, claims or damages, including, without limitation,
Lender's reasonable legal fees and expenses, at trial and appellate levels, on account of any matter or thing arising out of this Amendment and the Additional Loan Documents or in connection therewith, or on account of any act or omission to act by the Borrowers in connection with this Amendment and the Additional Loan Documents. The Borrowers further agree to pay any and all taxes (other than taxes on and measured by net income of Lender) incurred and payable in connection with the execution and delivery of this Amendment and the Additional Loan Documents. Such obligation shall survive repayment of the Loan.

                    (e) The Borrowers shall promptly notify the Lender upon the commencement of any action, suit, claim or counterclaim, or proceeding against or investigation of the Borrowers, the Real Property or the Personal Property
(except when such alleged liability is fully covered by insurance).

                    (f) The Borrowers shall promptly notify the Lender in writing of (a) any material assessments by any taxing authorities for unpaid taxes as soon as the Borrowers have knowledge thereof, and (b) any alleged default by the Borrowers in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or instrument to which any of the Borrowers is a party, or which is binding upon any of the Borrowers and upon a default by any of the Borrowers the payment of any of their indebtedness.

                    (g) The Borrowers shall allow the Lender, or Lender's designated agent, to enter upon the Borrowers' premises and inspect the Borrowers' property at all reasonable times, which inspection shall be at the Borrowers' sole cost and expense.

                    (h) The Borrowers shall notify the Lender immediately of any change in the name of any of the Borrowers, the place of business of the Borrowers, the office where the books and records of the Borrowers are kept, or any change in the registered agent of the Borrowers for the purposes of service of process.

          6. Waiver of Claims. The Borrowers hereby waive any and all defenses, offsets and counterclaims with respect to their obligations under any of the Loan Documents, including, but not limited to, the Original Agreement, the First
Amendment, the Second Amendment, the Third Amendment, the Mortgage and the Security Agreement.

          7. Modification of Security Agreement. The Lender and the Borrowers hereby modify the Security Agreement to provide that all of the obligations of the Borrowers under this Amendment and each of the Additional Loan Documents are secured by the Security Agreement. All other provisions of the Security Agreement are hereby ratified and confirmed.

          8.        Miscellaneous.

                    (a) If the Lender shall waive any provisions of this Amendment or the other Loan Documents, or shall fail to enforce any of the conditions or provisions of this Amendment or the other Loan Documents, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Amendment or the other
Loan Documents, shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

                    (b) All notices given hereunder shall be in writing and shall be addressed as follows:

              Lender:                          Selex International B.V.
                                               Gerrit v.d. Veenstraat 70
                                               1077 EH Amsterdam
                                               The Netherlands

              With Copies to:                  Rosemarie N. Sanderson-Schade
                                               Shutts & Bowen B.V.
                                               Europa Boulevard 59
                                               1083 AD Amsterdam
                                               The Netherlands

              Borrowers:                       c/o The Deltona Corporation
                                               3250 S.W. Third Avenue
                                               Miami, Florida  33129


                    (c) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Witnesses:                               BORROWERS:

                                         THE DELTONA CORPORATION

                                         By:

                                         Its:

                                         Name:_____________________________


                                         DLIC, INC.


                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELAINCO, INC.


                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELTONA LAND AND INVESTMENT CORP.


                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELDADE, INC.


                                         By:

                                         Its:

                                         Name:_____________________________


                                         THREE SEASONS CORPORATION


                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELTONA CONSTRUCTION COMPANY, INC.


                                         By:

                                         Its:

                                         Name:_____________________________


                                         INTERCOASTAL PROPERTIES OF
                                             ST. AUGUSTINE SHORES, INC.


                                         By:

                                         Its:

                                         Name:_____________________________

                                         LENDER:

                                         SELEX INTERNATIONAL, B.V.


                                         By:

                                         Its:

                                         Name:

                                             FIFTH AMENDMENT TO LOAN AGREEMENT


          This Fifth Amendment to Loan Agreement is made and entered into this 30th day of December 1993, by and between THE DELTONA CORPORATION, a Delaware corporation ("Deltona"), DLIC, INC., DELAINCO, INC., DELTONA LAND
AND INVESTMENT CORP., DELDADE, INC., THREE SEASONS CORPORATION, DELTONA CONSTRUCTION COMPANY, INC.,
INTERCOASTAL PROPERTIES OF ST. AUGUSTINE SHORES, INC., all Florida corporations (hereinafter, together with Deltona, being collectively referred to as the "Borrowers"), and SELEX INTERNATIONAL B.V., a Netherlands corporation (the "Lender").

                                                   W I T N E S S E T H:

         WHEREAS, the Lender and the Borrowers have previously entered into a certain Loan Agreement dated July 14, 1993
(the "Original Agreement"), as amended by a First Amendment to Loan Agreement dated August 5, 1993 (the "First
Amendment"), a Second Amendment to Loan Agreement dated August 19, 1993 (the "Second Amendment"), a Third
Amendment to Loan Agreement dated September 29, 1993 (the "Third Amendment") and a Fourth Amendment to Loan
Agreement dated November 11, 1993 ("Fourth Amendment"); and

          WHEREAS, the Borrowers need additional working capital for general corporate purposes; and

          WHEREAS, the Lender has agreed to lend an additional $300,000.00 to the Borrowers (the "Loan"); and

          WHEREAS, the Borrowers own certain real property, as more fully described in Schedule I of the Original Agreement
(the "Real Property"); and

          WHEREAS, the Borrowers have previously entered into a Mortgage and Security Agreement dated July 14, 1993, pursuant to which the Borrowers have granted a mortgage on the Real Property to the Lender in order to secure the obligations of the Borrowers to the Lender (the "Mortgage"), as modified by a certain Notice of Future Advance and Mortgage Modification dated August 5, 1993 (the "First Notice"), a certain Second Notice of Future Advance dated August 19, 1993 (the "Second
Notice"), a certain Third Notice of Future Advance dated September 29, 1993 (the "Third Notice"), and a certain Fourth Notice of Future Advance dated November 11, 1993 (the "Fourth Notice"); and

          WHEREAS, the Borrowers own certain personal property as more fully described on Schedule II of the Original
Agreement (the "Personal Property"); and

          WHEREAS, the Borrowers have previously entered into a certain Security Agreement dated July 14, 1993 (the
"Security Agreement"), pursuant to which the Borrowers have granted a security interest in the Personal Property to the Lender to secure the obligations of the Borrowers to the Lender;

          NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.        Loan.  Upon the fulfillment of the conditions set forth in
Section 2, the Lender shall loan the amount of $300,000 to the Borrowers.

          2. Conditions to Loan. The obligation of the Lender to make the Loan under this Agreement is subject to the fulfillment of the following conditions, any of which may be waived by the
Lender:

                    (a) Delivery of Additional Loan Documents. The Borrowers shall have duly executed and delivered to the Lender, the following documents (the "Additional Loan Documents"):

                              (i)       A promissory note in the original
principal amount of $300,000 in the form of Exhibit
"A" to this Amendment (the "Note");

                              (ii)      A Fifth Notice of Future Advance in the
form of Exhibit "B" to this Amendment (the
"Fifth Notice"); and

                              (iii)     A mortgagee's title insurance policy in
favor of the Lender in form and substance reasonably acceptable to the Lender.

          For purposes of this Amendment, the "Loan Documents" shall refer to the Original Agreement (and the corresponding note), the First Amendment (and the corresponding note), the Second Amendment (and the corresponding note), the Third
Notice (and the corresponding note), the Fourth Notice (and the corresponding note), this Amendment, the Mortgage, the First
Notice, the Second Notice, the Third Notice, the Fourth Notice, the Security Agreement and each of the other Additional Loan
Documents.

                    (b) Compliance with Representations, Warranties and Covenants. The representations, warranties and covenants made by the Borrowers under this Amendment shall be true and correct on and as of the date of the Loan.

                    (c) No Default. There shall be no default, or no event which with notice or lapse of time, or both, would become an event of default, under the Original Agreement, the First Amendment and the Second Amendment, the Third
Amendment, the Fourth Amendment, this Amendment, the Note, the Mortgage, the Security Agreement, or any other Loan
Document.

                    (d) Delivery of Other Documents. The Borrowers shall have delivered, or caused to be delivered to the Lender, such other documents as may be reasonably requested by the Lender.

                    (e) Payment of Expenses and Fees. The Borrower shall pay the Lender: (i) all reasonable out-of-pocket expenses incurred by the Lender in connection with the Loan, including, but not limited to, attorneys' fees, intangible taxes, documentary stamps and recording costs; and (ii) the cost of a title insurance policy issued in favor of the Lender.

          3. Use of Proceeds. The proceeds of the Loan shall be utilized for working capital purposes of the Borrowers.

          4. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Lender as follows:

                    (a) The Borrowers have the power to engage in all of the transactions contemplated by this
Amendment and the Additional Loan Documents and have full power, authority and legal right to execute and deliver, and to comply with their obligations under this Amendment and the Additional Loan Documents, which documents constitute the legally binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. This
Amendment and the Additional Loan Documents have been duly authorized by all required corporate action of the Borrowers.

                    (b) To the best of their knowledge and belief, there is no suit, action or proceeding pending or threatened against or affecting the Borrowers, before or by any court, administrative agency or other governmental authority which brings into question the validity of the transactions contemplated hereby or would interfere with the ability of the Borrowers to comply with the terms hereof.

                    (c) Deltona is a corporation, duly organized and in good standing under the laws of the State of Delaware and is fully qualified and authorized to do business in Florida. Each of the other Borrowers is a corporation, duly organized and in good standing under the laws of the State of Florida.

                    (d) Neither the execution or delivery of this Amendment or the Additional Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which the Borrowers are a party or by which any of them is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of the Borrowers, other than those created under this Amendment and the Additional Loan Documents in favor of the Lender.

                    (e) No consent, approval or other authorization of or by any governmental authority is required in connection with the execution or delivery by the Borrowers of this Amendment or the Additional Loan Documents, or compliance with the provisions hereof or thereof.

                    (f) There are no defaults existing on the part of the Borrowers under any of the Loan Documents.

          5.        Covenants of Borrowers.

                    (a) The Borrowers shall do, or cause to be done, all the things necessary to preserve, maintain and keep in full force and effect their existence and their rights, licenses and permits and shall comply with all laws applicable to each of them.

                    (b) The Borrowers shall at all times keep and maintain true and correct books and records, and shall keep their books and records in accordance with generally accepted accounting principles.

                    (c)       The Borrowers shall promptly pay and discharge:
(i) all taxes, assessments and governmental charges upon or against the Borrowers or their assets prior to the date on which penalties are attached thereto, unless such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, and (ii) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Borrowers, unless they are being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

                    (d) The Borrowers shall jointly and severally indemnify and save harmless the Lender from and against all loss or damage of any kind whatsoever and from any suits, claims or damages, including, without limitation,
Lender's reasonable legal fees and expenses, at trial and appellate levels, on account of any matter or thing arising out of this Amendment and the Additional Loan Documents or in connection therewith, or on account of any act or omission to act by the Borrowers in connection with this Amendment and the Additional Loan Documents. The Borrowers further agree to pay any and all taxes (other than taxes on and measured by net income of Lender) incurred and payable in connection with the execution and delivery of this Amendment and the Additional Loan Documents. Such obligation shall survive repayment of the Loan.

                    (e) The Borrowers shall promptly notify the Lender upon the commencement of any action, suit, claim or counterclaim, or proceeding against or investigation of the Borrowers, the Real Property or the Personal Property
(except when such alleged liability is fully covered by insurance).

                    (f) The Borrowers shall promptly notify the Lender in writing of (a) any material assessments by any taxing authorities for unpaid taxes as soon as the Borrowers have knowledge thereof, and (b) any alleged default by the Borrowers in the performance of or any modification of any of the terms and conditions contained in any agreement, mortgage or instrument to which any of the Borrowers is a party, or which is binding upon any of the Borrowers and upon a default by any of the Borrowers the payment of any of their indebtedness.

                    (g) The Borrowers shall allow the Lender, or Lender's designated agent, to enter upon the Borrowers' premises and inspect the Borrowers' property at all reasonable times, which inspection shall be at the Borrowers' sole cost and expense.

                    (h) The Borrowers shall notify the Lender immediately of any change in the name of any of the Borrowers, the place of business of the Borrowers, the office where the books and records of the Borrowers are kept, or any change in the registered agent of the Borrowers for the purposes of service of process.

          6. Waiver of Claims. The Borrowers hereby waive any and all defenses, offsets and counterclaims with respect to their obligations under any of the Loan Documents, including, but not limited to, the Original Agreement, the First
Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Mortgage and the Security
Agreement.

          7. Modification of Security Agreement. The Lender and the Borrowers hereby modify the Security Agreement to provide that all of the obligations of the Borrowers under this Amendment and each of the Additional Loan Documents are secured by the Security Agreement. All other provisions of the Security Agreement are hereby ratified and confirmed.

          8.        Miscellaneous.

                    (a) If the Lender shall waive any provisions of this Amendment or the other Loan Documents, or shall fail to enforce any of the conditions or provisions of this Amendment or the other Loan Documents, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Amendment or the other
Loan Documents, shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

                    (b) All notices given hereunder shall be in writing and shall be addressed as follows:

              Lender:                          Selex International B.V.
                                               Gerrit v.d. Veenstraat 70
                                               1077 EH Amsterdam
                                               The Netherlands


              With Copies to:                  Rosemarie N. Sanderson-Schade
                                               Shutts & Bowen B.V.
                                               Europa Boulevard 59
                                               1083 AD Amsterdam
                                               The Netherlands

              Borrowers:                       c/o The Deltona Corporation
                                               3250 S.W. Third Avenue
                                               Miami, Florida  33129

                    (c) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Witnesses:                               BORROWERS:

                                         THE DELTONA CORPORATION

                                         By:

                                         Its:

                                         Name:_____________________________


                                         DLIC, INC.

                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELAINCO, INC.

                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELTONA LAND AND INVESTMENT CORP.

                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELDADE, INC.

                                         By:

                                         Its:

                                         Name:_____________________________


                                         THREE SEASONS CORPORATION

                                         By:

                                         Its:

                                         Name:_____________________________


                                         DELTONA CONSTRUCTION COMPANY, INC.

                                         By:

                                         Its:

                                         Name:_____________________________


                                         INTERCOASTAL PROPERTIES OF
                                             ST. AUGUSTINE SHORES, INC.

                                         By:

                                         Its:

                                         Name:_____________________________


                                         LENDER:

                                         SELEX INTERNATIONAL, B.V.


                                         By:

                                         Its:

                                         Name: